UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 23, 2016

Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 687-5817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 23, 2016, Hewlett Packard Enterprise Company (“the Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as described below. The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 12, 2016.

Proposal 1

The Company’s stockholders elected fourteen individuals to the Company’s (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Ammann	1,241,051,416	7,734,763	2,023,146	228,013,953
Marc L. Andreessen	1,012,950,766	235,888,723	1,969,836	228,013,953
Michael J. Angelakis	1,244,270,250	4,521,090	2,017,985	228,013,953
Leslie A. Brun	1,220,061,912	28,624,243	2,123,170	228,013,953
Pamela L. Carter	1,240,294,751	8,425,283	2,089,291	228,013,953
Klaus Kleinfeld	1,215,186,226	33,459,118	2,163,981	228,013,953
Raymond J. Lane	1,011,330,329	237,494,513	1,984,483	228,013,953
Ann M. Livermore	1,243,765,175	5,313,528	1,730,622	228,013,953
Raymond E. Ozzie	1,245,297,863	3,547,536	1,963,926	228,013,953
Gary M. Reiner	1,245,446,540	3,381,092	1,981,693	228,013,953
Patricia F. Russo	1,208,017,058	34,859,780	7,932,487	228,013,953
Lip-Bu Tan	796,303,460	452,446,740	2,059,125	228,013,953
Margaret C. Whitman	1,225,284,957	23,604,272	1,920,096	228,013,953
Mary Agnes Wilderotter	1,195,639,094	53,128,457	2,041,774	228,013,953

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2016 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,460,429,391	13,593,957	4,799,930	0

Proposal 3

The Company’s stockholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,175,016,847	69,113,202	6,679,276	228,013,953

Proposal 4

The Company’s stockholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as set forth below:

1 Year	2 Year	3 Year	Abstentions
1,141,109,133	16,931,795	89,824,424	2,943,973

After considering the results of the stockholder advisory vote, the Company has determined that the frequency for which the Company should include an advisory vote regarding the compensation of its named executive officers in its future proxy statements for stockholder consideration shall be every year, until the next required vote on the frequency of such an advisory vote or the Board otherwise determines that a different frequency for such advisory vote is in the best interest of the Company and its stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: March 24, 2016	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary